EXHIBIT 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with this Quarterly Report on Form 10-Q of Applied Materials, Inc. for the period ended January 30, 2022, I, Robert J. Halliday, Senior Vice President, Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. this Form 10-Q for the period ended January 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in this Form 10-Q for the period ended January 30, 2022 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: February 24, 2022

/s/ ROBERT J. HALLIDAY
Robert J. Halliday
Senior Vice President, Chief Financial Officer